Sprout Social Announces First Quarter 2023 Financial Results Above Guidance Range CHICAGO, May 2, 2023 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its first quarter ended March 31, 2023. “We are proud to deliver accelerating growth in key leading indicators, alongside record free cash flow,” said Justyn Howard, Sprout Social’s CEO and co-founder. “Customers that spend >$2,000 annually with us now account for greater than 95% of our ARR and delivered 35% ARR growth in Q1, building a strong foundation for accelerating ARR growth this year. Our pricing changes are performing well, our partnerships continue to strengthen and our multi-year investments in AI & automation each provide confidence into durable and efficient growth.” First Quarter 2023 Financial Highlights Revenue ● Revenue was $75.2 million, up 31% compared to the first quarter of 2022. ● ARR was $309.9 million, up 30% compared to the first quarter of 2022. ● During Q1, we prioritized customer success and growth resources behind our highest tier customers, which we believe accelerated churn from non-core customers contributing <$2,000 in ARR by roughly $6 million. ARR from customers contributing >$2,000 in ARR grew >35% year-over-year and now represents >95% of total ARR. Operating Loss ● GAAP operating loss was ($11.9) million, compared to ($9.6) million in the first quarter of 2022. ● Non-GAAP operating income was $1.7 million, compared to a Non-GAAP operating loss of ($1.2) million in the first quarter of 2022. Net Loss ● GAAP net loss was ($10.3) million, compared to ($9.8) million in the first quarter of 2022. ● Non-GAAP net income was $3.4 million, compared to a Non-GAAP net loss of ($1.4) million in the first quarter of 2022. ● GAAP net loss per share was ($0.19) based on 55.2 million weighted-average shares of common stock outstanding, compared to ($0.18) based on 54.3 million weighted-average shares of common stock outstanding in the first quarter of 2022. ● Non-GAAP net income per share was $0.06 based on 55.2 million weighted-average shares of common stock outstanding, compared to Non-GAAP net loss per share of ($0.03) based on 54.3 million weighted-average shares of common stock outstanding in the first quarter of 2022. Cash ● Cash and equivalents and marketable securities totaled $187.2 million as of March 31, 2023, up from $185.8 million as of December 31, 2022. ● Net cash generated by operating activities was $8.3 million, compared to $5.4 million in the first quarter of 2022. ● Free cash flow was $7.9 million, compared to $5.1 million in the first quarter of 2022. See “Customer Metrics” and “Use of Non-GAAP Financial Measures” below for how Sprout Social defines customers, ARR, Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share, free cash flow and the financial tables that accompany this release for reconciliations of these measures to their closest comparable GAAP measures. Customer Metrics

● Grew total number of customers to 33,861 as of March 31, 2023, up 3% compared to March 31, 2022. ● Non-core customers contributing less than $2,000 in ARR was 10,350 as of March 31, 2023, down 31% compared to March 31, 2022. ● ARR from non-core customers contributing less than $2,000 in ARR declined 31% year-over-year and now represents less than 5% of total ARR. ● Grew number of customers contributing over $10,000 in ARR to 7,107 customers as of March 31, 2023, up 33% compared to March 31, 2022. ● Grew number of customers contributing over $50,000 in ARR to 1,008 customers as of March 31, 2023, up 46% compared to March 31, 2022. Recent Customer Highlights ● During the fourth quarter, we had the opportunity to help new customers like Campbell Soup Company, Big Lots, Dave & Buster’s, Ohio Department of Health, Samsonite Europe, EmblemHealth Services and Pabst Brewing. ● We executed growth deals with great brands and organizations like Universal Pictures, GE Power, Primera and Whirlpool UK. Recent Business Highlights Sprout Social recently: ● Announced new artificial intelligence (AI) investments, starting with additions to listening, publishing, customer care and advocacy (here). ● Released a commissioned Total Economic Impact study conducted by Forrester Consulting that found that a composite organization representative of interviewed Sprout Social customers achieved a return on investment (ROI) of 233% over three years (here). ● Named a Forrester’s 2023 Program of the Year Award winner in the Sales category (here). Second Quarter and 2023 Financial Outlook For the second quarter of 2023, the Company currently expects: ● Total revenue between $78.6 and $78.7 million, or growth of 28% year-over-year. Services revenue will be lower than the second quarter of 2022. ● Non-GAAP operating loss between ($1.8) million and ($1.5) million. ● Non-GAAP net loss per share of ($0.02) based on approximately 55.7 million weighted-average shares of common stock outstanding. “We are pleased to deliver record non-GAAP operating margins and record free cash flow” said Joe Del Preto, CFO. “New business and expansion continue to outperform our expectations and we believe we’re positioned to build on this momentum. We are in the fortunate position today to increase our 2023 ARR and margin expansion targets.” For the full year 2023, the Company currently expects: ● Total revenue between $332.0 to $333.0 million, or growth of 31% year-over-year. Services revenue will be lower than 2022 levels. ● Total 2023 ARR growth will exceed total reported revenue growth by at least 225bps, up from our prior forecast of at least 200bps and implying growth of greater than 33% year-over-year. ● Non-GAAP operating income between $2.1 million and $2.4 million. ● This range implies year-over-year Non-GAAP operating margin improvement of roughly 225bps to 235bps, up from our prior range of 210bps to 220bps year-over-year. ● Non-GAAP net income per share of between $0.07 and $0.08 based on approximately 56.0 million weighted-average shares of common stock outstanding. The Company’s second quarter and 2023 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income (loss), net loss per share, the most directly comparable GAAP measure to non-GAAP net income (loss) per share, or operating margin, the most directly comparable GAAP measure to Non-GAAP operating margin, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income (loss), non-GAAP net income (loss) per share and non-GAAP operating margin and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, May 2, 2023. Online registration for this event conference call can be found at https://conferencingportals.com/event/WCLZyewU. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s unified platform puts powerful social data into the hands of more than 30,000 brands so they can make strategic decisions that drive business growth and innovation. With a full suite of social media management solutions, Sprout offers comprehensive publishing and engagement functionality, customer care, connected workflows and AI-powered business intelligence. Sprout’s award-winning software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q2 and 2023 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; the effects and duration of the ongoing COVID-19 pandemic are unpredictable and may materially affect our customers and how we operate our business, and the duration and extent to which the pandemic continues to threaten our future results of operations; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates, the impacts of current and potential future bank failures and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 to be filed with the SEC, as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating margin. We defined non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Free cash flow. We define free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, is not available for strategic initiatives. Free cash flow margin. We define free cash flow margin as free cash flow as a percentage of revenue. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation. Customer Metrics

Annual recurring revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing less than $2,000 in ARR. We define number of customers contributing less than $2,000 in ARR as those on a paid subscription plan that had less than $2,000 in ARR as of a period end. We view the number of customers that contribute less than $2,000 in ARR as a measure of our non-core customer base. Number of customers contributing more than $2,000 in ARR. We define number of customers contributing more than $2,000 in ARR as those on a paid subscription plan that had more than $2,000 in ARR as of a period end. We view the number of customers that contribute more than $2,000 in ARR as a measure of our core customer base. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Jason Rechel Twitter: @SproutSocialIR Email: jason.rechel@sproutsocial.com

Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended March 31, 2023 2022 Revenue Subscription $ 74,742 $ 56,780 Professional services and other 470 649 Total revenue 75,212 57,429 Cost of revenue(1) Subscription 16,633 13,757 Professional services and other 242 234 Total cost of revenue 16,875 13,991 Gross profit 58,337 43,438 Operating expenses Research and development(1) 17,876 13,065 Sales and marketing(1) 36,905 25,612 General and administrative(1) 15,489 14,370 Total operating expenses 70,270 53,047 Loss from operations (11,933) (9,609) Interest expense (28) (71) Interest income 2,020 123 Other (expense) income, net (209) (108) Loss before income taxes (10,150) (9,665) Income tax expense 102 90 Net loss $ (10,252) $ (9,755) Net loss per share attributable to common shareholders, basic and diluted $ (0.19) $ (0.18) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 55,176,425 54,277,676 (1) Includes stock-based compensation expense as follows: Three Months Ended March 31, 2023 2022 Cost of revenue $ 501 $ 448 Research and development 3,602 1,725 Sales and marketing 6,570 4,218 General and administrative 2,983 2,001

Total stock-based compensation expense $ 13,656 $ 8,392 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) March 31, 2023 December 31, 2022 Assets Current assets Cash and cash equivalents $ 78,411 $ 79,917 Marketable securities 99,050 92,929 Accounts receivable, net of allowances of $1,766 and $1,789 at March 31, 2023 and December 31, 2022, respectively 36,699 35,833 Deferred Commissions 21,707 20,369 Prepaid expenses and other assets 10,567 6,418 Total current assets 246,434 235,466 Marketable securities, noncurrent 9,709 12,995 Property and equipment, net 11,620 11,949 Deferred commissions, net of current portion 20,201 19,638 Operating lease, right-of-use asset 9,148 9,503 Goodwill 9,012 2,299 Intangible assets, net 3,440 2,006 Other assets, net 66 64 Total assets $ 309,630 $ 293,920 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 5,723 $ 4,988 Deferred revenue 109,098 95,740 Operating lease liability 3,580 3,499 Accrued wages and payroll related benefits 13,335 14,257 Accrued expenses and other 14,571 14,322

Total current liabilities 146,307 132,806 Deferred revenue, net of current portion 709 490 Operating lease liability, net of current portion 17,369 18,287 Other non-current liabilities 477 - Total liabilities 164,862 151,583 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 50,873,771 and 48,005,966 shares issued and outstanding, respectively, at March 31, 2023; 50,413,415 and 47,562,911 shares issued and outstanding, respectively, at December 31, 2022 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 7,577,526 and 7,370,582 shares issued and outstanding, respectively, at March 31, 2023; 7,667,376 and 7,460,432 shares issued and outstanding, respectively, at December 31, 2022 1 1 Additional paid-in capital 415,123 401,419 Treasury stock, at cost (33,832) (32,733) Accumulated other comprehensive loss (291) (369) Accumulated deficit (236,237) (225,985) Total stockholders’ equity 144,768 142,337 Total liabilities and stockholders’ equity $ 309,630 $ 293,920 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended March 31, 2023 2022 Cash flows from operating activities Net loss $ (10,252) $ (9,755) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation of property and equipment 708 696 Amortization of line of credit issuance costs - 30 Amortization of premium (accretion of discount) on marketable securities (882) 133 Amortization of acquired intangible assets 366 261 Amortization of deferred commissions 5,855 4,020

Amortization of right-of-use operating lease asset 355 179 Stock-based compensation expense 13,656 8,392 Provision for accounts receivable allowances 353 91 Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (1,148) 2,312 Prepaid expenses and other current assets (4,098) (2,868) Deferred commissions (7,757) (6,317) Accounts payable and accrued expenses (1,589) 1,541 Deferred revenue 13,554 7,338 Lease liabilities (837) (651) Net cash provided by operating activities 8,284 5,402 Cash flows from investing activities Expenditures for property and equipment (383) (313) Payments for business acquisition, net of cash acquired (6,432) - Purchases of marketable securities (30,078) (66,085) Proceeds from maturity of marketable securities 22,631 36,500 Proceeds from sale of marketable securities 5,571 - Net cash used in investing activities (8,691) (29,898) Cash flows from financing activities Payments for line of credit issuance costs - (23) Proceeds from exercise of stock options - 6 Employee taxes paid related to the net share settlement of stock-based award (1,099) (939) Net cash (used in) provided by financing activities (1,099) (956) Net decrease in cash and cash equivalents (1,506) (25,452) Cash and cash equivalents Beginning of period 79,917 107,114 End of period $ 78,411 $ 81,662 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended March 31, 2023 2022 Reconciliation of Non-GAAP gross profit Gross profit $ 58,337 $ 43,438 Stock-based compensation expense 501 448 Non-GAAP gross profit $ 58,838 $ 43,886

Reconciliation of Non-GAAP operating income (loss) Loss from operations $ (11,933) $ (9,609) Stock-based compensation expense 13,656 8,392 Non-GAAP operating income (loss) $ 1,723 $ (1,217) GAAP operating margin (16%) (17%) Non-GAAP operating margin 2% (2%) Reconciliation of Non-GAAP net income (loss) Net loss $ (10,252) $ (9,755) Stock-based compensation expense 13,656 8,392 Non-GAAP net income (loss) $ 3,404 $ (1,363) Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted $ (0.19) $ (0.18) Stock-based compensation expense 0.25 0.15 Non-GAAP net income (loss) per share $ 0.06 $ (0.03) Reconciliation of free cash flow Net cash provided by operating activities $ 8,284 $ 5,402 Expenditures for property and equipment (383) (313) Free cash flow $ 7,901 $ 5,089